UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2024

RISE GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

650-669 Howe Street
 Vancouver, British Columbia, Canada V6C 0B4
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On April 9, 2024, Rise Gold Corp. (the "Corporation") announced that it has increased the size of the non-brokered private placement previously announced in its April 3, 2024 news release from US$500,000 up to US$750,000 through the issuance of up to 7,894,736 units (each a "Unit") at a price of US$0.095 per Unit (~CDN$0.128 per Unit), with each Unit comprising one share of common stock (a "Share") and one-half of one share purchase warrant (the "Private Placement"). Each whole warrant (a "Warrant") entitles the holder to acquire one Share at an exercise price of US$0.158 (~CDN$0.21) for a period of three years from the date of issuance. The Company further announced it has completed the first tranche of the non-brokered Private Placement.

In this first tranche, the Corporation raised a total of US$545,902 through the sale of 5,746,341 units. Warrants issued may be exercised until April 9, 2027. The Corporation paid US$885 in finder's fees and issued a total of 9,000 finder's warrants, where each finder's warrant entitles the holder to acquire one Share at a price of US$0.158 until April 9, 2026.

A director and an officer of Rise Gold, directly, or through entities for which they exercise control or direction over investment decisions, purchased an aggregate of 2,910,527 Units for gross proceeds of US$276,500.

The Corporation issued the shares and warrants underlying the units, as well as the finder's warrants, in reliance on Rule 903 of Regulation S under the Securities Act of 1933, as amended (the "Securities Act") for offers and sales outside of the United States and Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder for offers and sales in the United States and to U.S. persons. The Corporation's reliance on Rule 903 was based on the fact that the securities were sold in offshore transactions, we did not engage in any directed selling efforts in the United States in connection with the sale of the securities, and none of the purchasers of those securities was a U.S. person or acquired the securities for the account or benefit of any U.S. person. Reliance on Section 4(a)(2) and Rule 506(b) was based on the fact that each U.S. investor provided us with written representations regarding the investor's investment intent and status as an accredited investor and neither the Corporation nor anyone acting on the Corporation's behalf engaged in any general advertising or general solicitation.

Item 8.01 Other Events

On April 9, 2024, the Corporation issued a news release announcing the completion of the first tranche of the Private Placement. Additional information is provided in the news release, a copy of which is included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit
No.	Description

99.1	Press release dated April 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2024

RISE GOLD CORP.

/s/ Joseph Mullin
Joseph Mullin
President and CEO